GREAT-WEST FUNDS, INC.

Great-West Core Strategies: Inflation-Protected Securities Fund

Institutional Class Ticker: MXEGX

Class L Ticker: MXGEX

(the “Fund”)

Supplement dated December 27, 2019 to the Prospectus, Summary Prospectus and Statement of Additional

Information (“SAI”) for the Fund, each dated August 28, 2019, as supplemented

Effective January 1, 2020 (the “Effective Date”), the expense limit and sub-advisory fees of the Fund have been reduced as follows:

	Expense Limit and Sub-Advisory Fees Prior to the Effective Date	Expense Limit and Sub-Advisory Fees as of the Effective Date
Expense Limit	0.40% of the average daily net assets	0.35% of the average daily net assets
Sub-Advisory Fees

0.18% of the average daily net assets on the first $50 million,

0.15% of the average daily net assets on the next $50 million,

0.12% of the average daily net assets on the next $400 million and

0.10% of the average daily net assets thereafter

0.12% of the average daily net assets on assets up to and including $100 million,

0.09% of the average daily net assets on assets over $100 million up to and including $500 million, and

0.08% of the average daily net assets on assets over $500 million

As of the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

Under the “Fees and Expenses of the Fund” section of the Prospectus and Summary Prospectus, the “Annual Fund Operating Expenses” table is hereby deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class	Class L
Management Fees	0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	22.99%	0.62%	0.53%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses[2]	22.99%	0.27%	0.18%
Total Annual Fund Operating Expenses	23.32%	0.95%	1.11%
Fee Waiver and Expense Reimbursement[3]	22.97%	0.25%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%	0.95%

[1]	The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on January 1, 2020.
[2]	Other Expenses are estimated for Investor Class shares because the class has not yet commenced operations.
[3]

Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser, has contractually agreed to waive management fees or reimburse expenses if total annual fund operating expenses of a Class exceed 0.35% of the Class’s average daily net assets, excluding distribution and service (12b-1) fees, shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2020 and automatically renews for one-year terms unless it is terminated by Great-West Funds, Inc. or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of a Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.

Under the “Advisory Fees” header in the Management and Organization section of the Prospectus, the fourth sentence of the first paragraph is hereby deleted in its entirety and replaced with the following:

“GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.35% of the Class’s average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”).”

Under the “Expense Reimbursement” header in the Investment Advisory Services section of the SAI, the expense limit for the Great-West Core Strategies: Inflation-Protected Securities Fund is hereby deleted and replaced with “0.35% of the average daily net assets”.

Under the “Goldman Sachs Asset Management, L.P.” header in the Investment Advisory Services section of the SAI, the second paragraph is hereby deleted in its entirety and replaced with the following:

“GWCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.12% of the average daily net assets on assets up to and including $100 million, 0.09% of the average daily net assets on assets over $100 million up to and including $500 million, and 0.08% of the average daily net assets on assets over $500 million.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary

Prospectus and Statement of Additional Information, each dated August 28, 2019, as supplemented.

Please keep this Supplement for future reference.